UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 30, 2009 (September 29, 2009)

WORTHINGTON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8399	31-1189815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio	43085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(614) 438-3210

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

and

Item 7.01. Regulation FD Disclosure.

The following information is furnished pursuant to both Item 2.02 and Item 7.01:

On September 29, 2009, Worthington Industries, Inc. (the “Registrant”) issued a news release reporting results for the quarterly (three-month) period ended August 31, 2009.  A copy of the news release (the “Release”) is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01.       Other.

The Estate of John H. McConnell (the Company's founder) informed the Company today that it intends to sell up to 1.2 million common shares of Worthington Industries, Inc. in accordance with Rule 144 under the Securities Act of 1933, as amended, primarily to generate cash to pay Estate taxes.

Item 9.01.      Financial Statements and Exhibits.

(a) through (c):  Not applicable.

(d) Exhibits:

The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	News Release issued by Worthington Industries, Inc. on September 29, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date:	September 30, 2009
		By:	/s/ Dale T. Brinkman
Dale T. Brinkman, Vice President-
Administration, General Counsel and Secretary

WORTHINGTON INDUSTRIES, INC.

CURRENT REPORT ON FORM 8-K DATED SEPTEMBER 30, 2009

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	News Release issued by Worthington Industries, Inc. on September 29, 2009